UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2023

Investcorp India Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KYI-1102
(Address of principal executive offices)	(Zip Code)

+1 (302) 738-7210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IVCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 8.01	Other Events

While Investcorp India Acquisition Corp (the “Company”) is currently in discussions regarding business combination opportunities and has signed a non-binding indication of intent with a target, the Board has determined that there may not be sufficient time before August 12, 2023 to consummate an initial business combination. Therefore, the Board has determined the Extension Amendment Proposal is in the best interests of the Company’s shareholders.

Supplement to the Definitive Proxy Statement

As previously announced, the Company will hold an extraordinary general meeting (the “Extraordinary General Meeting”) on August 11, 2023, to consider and vote upon, among other things, a proposal (the “Extension Amendment Proposal”) to extend the date by which the Company must complete a business combination from August 12, 2023 (which is 15 months from the closing date of the Company’s initial public offering) to May 12, 2024.

The Company has determined to amend the Extension Amendment Proposal (the “Amended Extension Amendment Proposal”) to extend the date by which the Company must complete a business combination from August 12, 2023 (which is 15 months from the closing date of the Company’s initial public offering) to August 12, 2024 (such date, the “Extended Date”). Additionally, if the Amended Extension Amendment Proposal is approved at the Extraordinary General Meeting, ICE I Holdings Pte. Ltd. (the “Sponsor”) has agreed to contribute (each such contribution, a “Contribution”) into the Company’s trust account (the “Trust Account”) the lessor or (x) an aggregate of $100,000 or (y) $0.025 per share for each Class A ordinary share included as a part of the units sold in the Company’s initial public offering (including any shares issued in exchange thereof) that are not redeemed at the Extraordinary General Meeting for each monthly period (commencing on August 12, 2023 and ending on the 12th day of each subsequent month), or portion thereof, until the earlier of the completion of the initial business combination or the Extended Date. For the avoidance of doubt, the maximum aggregate Contributions to the Trust Account shall not exceed $1,200,000 based on up to twelve monthly Contributions through the Extended Date. The funds in the Trust Account will remain invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations.

The Company has determined to supplement the Company’s definitive proxy statement related to the Extraordinary General Meeting as set forth below (the “Proxy Supplement”) to provide information about the Amended Extension Amendment Proposal and the proposed Contributions and to update the information provided regarding the Sponsor’s right to extned the time to extend the time to consummate a business combination.

There is no change to the location, the record date, or any of the proposals to be acted upon at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

INVESTCORP INDIA ACQUISITION CORP

Dated July 31, 2023

The following disclosures in this Current Report on Form 8-K supplement (the “Proxy Supplement”), and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement’), filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2023, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement and this Proxy Supplement, the Company is seeking approval of, among other things, the Amended Extension Amendment Proposal (defined below) and a proposal to remove from the Company’s Amended and Restated Memorandum and Articles of Association the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The purpose of this Proxy Supplement is to provide an update on the Amended Extension Amendment Proposal (defined below) and the proposed contributions to the Company’s trust account in connection with the Amended Extension Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extension Option

The purpose of the Amended Extension Amendment Proposal (defined below) is to allow us more time to enter into and consummate a business combination. The Articles currently provide that we have until August 12, 2023 to consummate our initial business combination (the “Combination Period”). ICE I Holdings Pte. Ltd., a Singapore corporation, or an affiliate thereof (the “Sponsor”) has the right to extend the Combination Period by three months by paying an additional $2,587,500 into the Trust Account (an “Extension Option”). Our Sponsor may exercise the Extension Option twice, allowing for up to an additional six months (for a total of 21 months) to complete a business combination. Our Sponsor currently has no intention of exercising an Extension Option. If the Amended Extension Amendment Proposal is approved, the Extension Option will be eliminated.

Indication of Interest

While the Company is currently in discussions regarding business combination opportunities and has signed a non-binding indication of interest with a target, the board has determined that there may not be sufficient time before August 12, 2023 to consummate an initial business combination. Therefore, the Company’s board of directors has determined the Extension Amendment Proposal is in the best interests of the Company’s shareholders.

Amended Extension Amendment Proposal

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension of the time period during which the Company has to complete an initial business combination from August 12, 2023 to May 12, 2024 (the “Extension Amendment Proposal”).

The Company has determined to amend the Extension Amendment Proposal (the “Amended Extension Amendment Proposal”) to extend the date by which the Company must complete a business combination from August 12, 2023 (which is 15 months from the closing date of the Company’s initial public offering) to August 12, 2024 (such date, the “Extended Date”).

In connection with the Amended Extension Amendment Proposal, we have provided additional risk factors in this Proxy Supplement below, as well as a revised special resolution (in substantially the form attached hereto as Annex A, the “Special Resolution”) to amend the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”)

Additional Risk Factors Related to the Amended Extension Amendment Proposal

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our securities following such a transaction.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

Contributions to Trust Account

If the Amended Extension Amendment Proposal is approved at the Extraordinary General Meeting, the Sponsor has agreed to contribute (each such contribution, a “Contribution”) into the Company’s

Trust Account the lesser of (x) an aggregate of $100,000 or (y) $0.025 per share for each of the public shares that are not redeemed at the Extraordinary General Meeting for each monthly period (commencing on August 12, 2023 and ending on the 12th day of each subsequent month), or portion thereof, until the earlier of the completion of the initial business combination and the Extended Date. For the avoidance of doubt, the maximum aggregate Contributions to the Trust Account shall not exceed $1,200,000 based on up to twelve monthly Contributions through the Extended Date. The funds in the Trust Account will remain invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations.

The portion of the Loan used to provide the Company with additional working capital during the Extension will not be deposited into the Trust Account.

If the Company does not consummate an initial business combination by the Extended Date, the Loan will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contributions are conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. If at any time following the Extraordinary General Meeting, the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and that the Company shall instead liquidate, the Sponsor’s obligation to continue to make Contributions shall cease immediately upon such determination.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the proposed Contributions. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this current report. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On July 19, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Investcorp India Acquisition Corp, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KYI-1102, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

INVESTCORP INDIA ACQUISITION CORP

INVESTCORP INDIA ACQUISITION CORP

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 36.2 by deleting the following:

“The Company has up to 15 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 15 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of up to 21 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination within 15 months from the closing of the IPO or within up to 21 months from the closing of the IPO (subject in the latter case to valid 3 month extensions having been made in each case (such date falling 15 months or up to 21 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall…”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by August 12, 2024, or by such later time as the Members may approve in accordance with the Articles, the directors of the Company shall…” and

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 36.4 by deleting the following in its entirety:

“Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.”

and replacing it with the following:

“Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination, provided that the Company shall not consummate such Business Combination if the Company’s Shares would be considered a “penny stock” (as defined in the Exchange Act) immediately prior to, or upon such consummation of such Business Combination.”

(b)	amending Article 36.5(c) by deleting the following words in their entirety:

“In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 36.5(a) or 36.5(b) or an Amendment Redemption Event under Article 36.11 if such redemptions would cause the Company to have net tangible assets of less than US$5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination”

and replacing it with the following:

“In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 36.5(a) or 36.5(b) or an Amendment Redemption Event under Article 36.11 if such redemptions would cause the Company’s Shares to be considered a “penny stock” (as defined in the Exchange Act).”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp India Acquisition Corp

Date: July 31, 2023	By:	/s/ Nikhil Kalghatgi
	Name:	Nikhil Kalghatgi
	Title:	Principal Executive Officer and Director